UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

For the date of August 14, 2006

Winner Medical Group Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-16547	33-0215298
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

Winner Industrial Park, Bulong Road
Longhua, Shenzhen City, 518109
People’s Republic of China
(Address of Principal Executive Office)

(86-755) 28138888
Registrant’s Telephone Number, Including Area Code

Las Vegas Resorts Corporation
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Winner Medical Group Inc.

ITEM 9. 01 FINANCIAL STATEMENTS AND EXHIBITS

99.1	Press Release - Winner Medical Retains The Global Consulting Group as Investor Relations Counsel

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Winner Medical Group, Inc.
(Registrant)

By /s/ Jianquan Li
Jianquan Li

Date:  August 14, 2006